TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-5244 – PremierSolutions Standard (Series II)

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Supplement dated July 6, 2020 to your Prospectus

1.            FUND NAME CHANGE

FEDERATED FUNDS

Effective June 26, 2020, the Federated Clover Small Value Fund was re-named the Federated Hermes Clover Small Value Fund.

As a result of the change, all references to the Federated Clover Small Value Fund in your Prospectus are deleted and replaced with the Federated Hermes Clover Small Value Fund.

2.            FUND NAME CHANGES

INVESCO OPPENHEIMER FUNDS

Effective on or about September 30, 2020, the following name changes will be made to your Prospectus:

Current Name	New Name

Invesco Oppenheimer Developing Markets Fund	Invesco Developing Markets Fund
Invesco Oppenheimer Global Opportunities Fund	Invesco Global Opportunities Fund
Invesco Oppenheimer International Diversified Fund	Invesco International Diversified Fund
Invesco Oppenheimer Rising Dividends Fund	Invesco Rising Dividends Fund

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.